 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 7, 2013
Date of Report
(Date of earliest event reported)

FLOW INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Washington	001-34443	91-1104842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23500 64th Avenue South, Kent, Washington 98032
(Address of principal executive offices)
(zip code)

(253) 850-3500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 7, 2013, Flow International issued a press release announcing unaudited preliminary operating results for the fiscal year 2013 fourth quarter and year ended April 30, 2013. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 7, 2013, Flow International made a public slide presentation, a copy of which is furnished herewith as Exhibit 99.2 and is incorporated herein by reference. The slide presentation includes unaudited preliminary results for the fiscal year 2013 fourth quarter and year ended April 30, 2013.
Item 8.01. Other Events.
On June 7, 2013, Flow International issued a press release announcing unaudited preliminary operating results for the fiscal year 2013 fourth quarter and year ended April 30, 2013, the introduction of cost reduction initiatives, and the retention of an investment bank to act as financial advisor to assist in evaluating strategic alternatives to enhance shareholder value, including, among other things, the potential sale of the Company or other transaction. A copy of the press release announcing these items is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d)          Exhibits
     99.1        Press Release dated June 7, 2013 with preliminary unaudited financial results.
     99.2        Investor Slide Presentation dated June 7, 2013.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOW INTERNATIONAL CORPORATION (Registrant)
Date: June 7, 2013	By:	/s/ John S. Leness
John S. Leness
General Counsel and Secretary